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                                                                   EXHIBIT 10.13

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of December 15, 2004 by and among Orion HealthCorp, Inc., a Delaware corporation formerly known as SurgiCare, Inc. (the "Company") and the investors set forth on
Schedule I hereto (the "Investors").

                                    RECITALS

         WHEREAS, the Investors have agreed to purchase shares of Class B Common Stock (as defined below) from the Company pursuant to an Amended and Restated Stock Subscription Agreement dated as of February 9, 2004 (as amended and supplemented from time to time, the "Stock Subscription Agreement");

         WHEREAS, contemporaneously with the closing under the Stock Subscription Agreement, certain stockholders and debt holders (collectively, the "IPS Stockholders") of Integrated Physician Solutions, Inc., a Delaware corporation, will receive shares of Class A Common Stock (as defined below) from the Company pursuant to an Amended and Restated Agreement and Plan of Merger dated as of February 9, 2004 (as amended from time to time, the "IPS Merger Agreement") and an Amended and Restated Debt Exchange Agreement dated as of February 9, 2004 (as amended from time to time, the "Debt Exchange Agreement");

         WHEREAS, contemporaneously with the closing under the Stock Subscription Agreement, certain holders of equity interests (collectively, the "DCPS/MBS Equity Holders") in Medical Billing Services, Inc., a Texas corporation, and Dennis Cain Physician Solutions, Ltd., a Texas limited partnership, will receive shares of Class C Common Stock from the Company pursuant to an Amended and Restated Agreement and Plan of Merger dated as of July 16, 2004 (as amended from time to time, the "DCPS/MBS Merger Agreement"); and

         WHEREAS, the Company and the Investors wish to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the parties agree as follows:

1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms will have the following respective meanings:

         "Agreement" is defined in the Preamble.

         "Best Efforts" means the commercially reasonable efforts that a prudent Person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as reasonably possible.

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         "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks in the State of New York are generally closed for business.

         "Class A Common Stock" means the Class A Common Stock, $0.001 par value, of the Company.

         "Class B Common Stock" means the Class B Common Stock, $0.001 par value, of the Company.

         "Class C Common Stock" means the Class C Common Stock, $0.001 par value, of the Company.

         "Commission" means the U.S. Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act or the Exchange Act.

         "Company" is defined in the Preamble.

         "Covered Person" is defined in Section 6.1 of this Agreement.

         "DCPS/MBS Equity Holders" is defined in the recitals.

         "DCPS/MBS Merger Agreement" is defined in the recitals.

         "Debt Exchange Agreement" is defined in the recitals.

         "Effectiveness Period" means the period beginning on the date on which a Registration Statement is declared effective and ending on the date on which the Selling Holders shall have sold or otherwise disposed of all the Registrable Shares included in the Registration Statement.

         "Exchange Act" means the Securities Exchange Act of 1934, and any successor to such statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be amended and in effect.

         "First Year Registration" is defined in Section 2.3.

         "Holder" means any Person owning Registrable Shares or any Permitted Transferee thereof in accordance with Section 7.2 hereof.

         "Investors" is defined in the Preamble.

         "IPS Merger Agreement" is defined in the recitals.

         "IPS Stockholders" is defined in the recitals.

         "Majority in Interest of the Registrable Shares" means the Holders of greater than 50% of all Registrable Shares (or, where reference is made to a Majority in Interest of Registrable Shares proposed to be included in a Registration Statement, the Holders of greater than 50% of the Registrable Shares so proposed to be included), deeming for such purposes all shares of Class B Common Stock and Class C Common Stock to have been converted into Class A Common

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Stock, at the applicable conversion ratios immediately prior to the applicable time of determination.

         "Permitted Transferee" is defined in Section 7.2.

         "Person" means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

         "Public Offering" means a public offering and sale of Class A Common Stock for cash pursuant to an effective Registration Statement.

         "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements or similar documents in compliance with the Securities Act and any applicable rules and regulations promulgated thereunder (including, in the case of a Registration Statement on Form S-3, Rule 415) and the automatic effectiveness or the declaration or ordering of effectiveness of such Registration Statement or similar document by the Commission.

         "Registrable Shares" means, subject to Section 2.3 hereof, any shares of Class A Common Stock (including Class A Common Stock into which shares of Class B Common Stock or other Company securities are convertible) currently issued or issued at any future time to the Investors or a Permitted Transferee, including by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, other reorganization or otherwise. Registrable Shares will cease to be Registrable Shares pursuant to the provisions of Section 5.4 hereof.

         "Registration Expenses" means all expenses incurred by the Company in complying with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, listing fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, fees and disbursements of counsel for the Company and its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance, and legal fees and disbursements of the Selling Holders, but excluding underwriting discounts, selling commissions, applicable transfer taxes, if any.

         "Registration Statement" means a registration statement filed by the Company with the Commission for a Public Offering under the Securities Act (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose).

         "Rule 144" means Rule 144 promulgated under the Securities Act, and any successor rule or regulation thereto, and in the case of any referenced section of such rule, any successor section thereto, collectively and as from time to time amended and in effect.

         "Rule 415" means Rule 415 promulgated under the Securities Act, or any successor rule or regulation providing for offering securities on a continuous or delayed basis.

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         "Securities Act" means the Securities Act of 1933, and any successor to such statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be amended and in effect.

         "Selling Holder" means any Holder on whose behalf Registrable Shares are registered pursuant to Section 2 or 3 hereof.

         "Stock Subscription Agreement" is defined in the recitals.

2. REQUIRED REGISTRATIONS.

         2.1. Demand Registrations. At any time after the date hereof, a Holder or Holders holding in the aggregate at least 50 percent of the Registrable Shares may, by written notice to the Company, request that the Company effect the registration for a Public Offering on Form S-1 (or any other form that includes substantially the same information as would be required to be included in a Registration Statement on such form as currently constituted) of Registrable Shares having an anticipated net aggregate offering price of at least $5,000,000.

         2.2. Registration on Form S-3. At any time that the Company is eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Holder or Holders of the Registrable Shares may, by written notice to the Company, request that the Company effect the registration on Form S-3 (or any successor form) of Registrable Shares having an anticipated net aggregate offering price of at least $500,000.

         2.3. Notice to Other Holders of Registrable Shares. Promptly after receipt of notice requesting registration pursuant to Section 2.1 or 2.2, the Company will give written notice of such requested registration to all other holders of Registrable Shares. Subject to the limitations set forth in Sections
2.4 and 5.2, as applicable, the Company will use its Best Efforts to effect the registration under the Securities Act of the Registrable Shares which the Company has been requested to register by the Holders requesting such registration and all other Registrable Shares which the Company has been requested to register by other holders of Registrable Shares by notice delivered to the Company within 20 days after the giving of such notice by the Company. Solely with respect to any registration requested pursuant to Section 2.1 or 2.2 (or a registration under Section 3 in which other Registrable Shares are participating) prior to the first anniversary of the date of this Agreement (a "First Year Registration"), and solely for purposes of this Section 2.3 and Sections 3, 4.1-4.7, 4.9, 4.11, 4.14-4.17, 5.1-5.4 and 6 the term "Registrable
Shares" shall include any shares of Class A Common Stock issued to the IPS Stockholders pursuant to the IPS Merger Agreement or the Debt Exchange Agreement and any shares of Class A Common Stock issued to the DCPS/MBS Equity Holders pursuant to the DCPS/MBS Merger Agreement (including Class A Common Stock into which shares of Class C Common Stock are convertible), so long as such shares are held by such IPS Stockholders or DCPS/MBS Equity Holders, as applicable. Any IPS Stockholder or DCPS/MBS Equity Holder that requests to have Registrable Shares included in a First Year Registration shall be deemed upon such request to have agreed to all provisions of this Agreement applicable to Selling Holders in such First Year Registration, and such IPS Stockholder's or DCPS/MBS Equity Holder's participation in such registration shall be conditioned upon compliance with all such provisions. The IPS

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Stockholders and the DCPS/MBS Equity Holders are intended third-party beneficiaries of this Agreement to the extent applicable to them.

         2.4. Time Limitation. The Company will not be required to effect any registration pursuant to Section 2.1 within six months after the effective date of any Registration Statement that was requested pursuant to Section 2.1.

         2.5. Selection of Underwriter. If a Majority in Interest of the Registrable Shares intend to distribute the Registrable Shares in an underwritten offering, they will so advise the Company in their request. A Majority in Interest of the Registrable Shares making such request will have the right to designate the managing underwriter, subject to the approval of the Company, which approval may not be unreasonably withheld.

3. INCIDENTAL REGISTRATION.

         3.1. Company Registration. If at any time the Company proposes to register any of its equity securities under the Securities Act, for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto) or for the account of any holder of its securities other than Registrable Shares, then at least 20 days prior to the anticipated filing date of the applicable Registration Statement the Company will give written notice to all Holders (which notice will describe the proposed registration and state the intended method of disposition and provide such Holders the opportunity to register the number of Registrable Shares as each such Holder may request, subject in each case to the terms of this Agreement) of such proposed filing, and upon the written request of a Holder or Holders given within 20 days after the Company provides such notice, the Company will use its Best Efforts to cause all Registrable Shares that the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder(s); provided that, the Company will have the right to postpone or withdraw any registration initiated by the Company pursuant to this Section 3.1 without obligation to any Holder; provided, further, that in the case of a proposed underwritten offering, the Company shall use its Best Efforts to cause the managing underwriter or underwriters to permit each of the Holders who have requested in writing to participate in the offering to include such Holder's Registrable Shares in such offering on the same terms and conditions as are applicable to the securities of the Company or other stockholders, as the case may be, included therein.

         3.2. Excluded Transactions. The Company will not be obligated to effect any registration of Registrable Shares under this Section 3 incidental to the registration of any of its securities in connection with: (a) a registration on Form S-8 relating to employee benefit plans or dividend reinvestment plans; or
(b) a registration on Form S-4 relating to the acquisition or merger after the date hereof by the Company or any of its subsidiaries of or with any other businesses.

4. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its Best Efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company and the Selling Holders will take the actions described below in this Section 4.

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         4.1. Registration Statement. The Company will prepare and (in the case of a registration pursuant to Section 2 hereof, promptly and in any event within 60 days after the end of the period within which requests for registration may be delivered to the Company) file with the Commission a Registration Statement with respect to such Registrable Shares and use its Best Efforts to cause such Registration Statement to become effective within 60 days after the filing of such Registration Statement. Such Registration Statement shall be for an offering to be made on a continuous or delayed basis (a so-called "shelf registration statement") if (i) the Company is eligible for the use thereof and
(ii) the Holders requesting such registration have asked for a shelf registration statement, and the Company shall keep such Registration Statement effective pursuant to Rule 415 for the Effectiveness Period.

         4.2. Amendments and Supplements. The Company will prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective during the Effectiveness Period, and during such period to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares and other securities, if any, covered by such Registration Statement until the end of the Effectiveness Period.

         4.3. Cooperation. The Company will use its Best Efforts to cooperate with the Selling Holders in the disposition of the Registrable Shares covered by such Registration Statement, including without limitation in the case of an underwritten offering pursuant to Section 2.1 entering into and performing customary agreements (including an underwriting agreement in customary form with the managing underwriter) and causing key executives of the Company and its subsidiaries to participate under the direction of the managing underwriter in a "road show" scheduled by such managing underwriter in such locations and of such duration as in the judgment of such managing underwriter are appropriate for such underwritten offering.

         4.4. Copies of Prospectus. The Company will furnish to each Selling Holder, without charge, (i) promptly after such Registration Statement is filed with the Commission, such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and any amendments thereto, including financial statements and schedules and all exhibits, (ii) upon the effectiveness of such Registration Statement, such number of copies of the prospectus included in such Registration Statement, including all amendments and supplements thereto, and (iii) such other documents, in each case, as the Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Selling Holder.

         4.5. Blue Sky Qualification. The Company will use its Best Efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or "blue sky" laws of such states or jurisdictions in the United States as the Selling Holders reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Holders to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares covered by the Registration Statement, including preparing and filing in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Effectiveness Period (in the case of a shelf

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registration statement); provided, however, that the Company will not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it would not otherwise be so subject. The Company shall promptly notify each Selling Holder of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any Registrable Shares for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

         4.6. Opinion of Counsel; Comfort Letter. In the case of an underwritten offering, the Company will use its Best Efforts to obtain all legal opinions, auditors' consents and comfort letters and experts' cooperation as may be required, including furnishing to each Selling Holder of such Registrable Shares a signed counterpart, addressed or confirmed to such Selling Holder, of (a) an opinion of counsel for the Company and (b) a "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement, covering substantially the same matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

         4.7. Listing and Transfer Agent. The Company will cause all Registrable Shares covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which the Class A Common Stock is then listed. The Company will provide and cause to be maintained a transfer agent and registrar for all Registrable Shares covered by the Registration Statement not later than the effective date of such Registration Statement. The Company will pay all fees and expenses in connection with satisfying its obligations under this Section 4.7.

         4.8. General Compliance with Federal Securities Laws; Section 11(a) Earning Statement. The Company will use its Best Efforts to comply with the Securities Act, the Exchange Act and any other applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earning statement covering the period of at least 12 months after the effective date of such Registration Statement, which earnings statement shall be in a form complying with and satisfying Section 11(a) of the Securities Act and any applicable regulations thereunder, including the provisions of Rule 158.

         4.9. Notice of Prospectus Defects. The Company will immediately notify the Selling Holders of the happening of any event, as a result of which the prospectus included or to be included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (provided that such notice shall not contain any material, non-public information). The Company will promptly revise such prospectus as may be necessary so that such prospectus shall not include an untrue statement of a material fact or omit to state such a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will promptly deliver copies of such revised prospectus to the Selling Holders. Following receipt of the revised prospectus, the Selling Holders will be free to resume making offers of the Registrable Shares. The Company will

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extend the period during which the Registration Statement must be kept effective pursuant to this Agreement by the number of days during the period from and including the date of giving such notice to and including the date when the Selling Holders shall have received copies of the revised prospectus.

         4.10. Company Lock-Up. In the case of an underwritten offering requested to be effected by the Holders hereunder, the Company will refrain, without the consent of the managing underwriter, for a period from 15 days before the effective date of the registration sale until 90 days after such effective date, from directly or indirectly selling, offering to sell, granting any option for the sale of, or otherwise disposing of any common equity or securities convertible into common equity other than pursuant to Company employee equity plans.

         4.11. Delay of Registration and Suspension of Offering. If at any time
(a) after a request to effect a registration pursuant to Section 2 of this Agreement or (b) after a Registration Statement has become effective, the Company is engaged in any plan, proposal or agreement with respect to any financing, acquisition, recapitalization, reorganization or other material transaction or development the public disclosure of which would be would be detrimental to the Company, then the Company may direct that such request be delayed or that use of the prospectus contained in the Registration Statement be suspended, as applicable, for a period of up to 30 days. The Company will notify all Holders requesting the registration or all Selling Holders, as the case may be, of the delay or suspension. In the case of notice suspending an effective Registration Statement, each Selling Holder will immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Holder has received copies of a supplemented or amended prospectus or until such Selling Holder is advised in writing by the Company that the then-current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. The Company may exercise the rights provided by this Section
4.11 on only one occasion within any 365-day period.

         4.12. Participation by Selling Security Holders. In connection with the preparation and filing of each Registration Statement, and before filing any such Registration Statement or any other document in connection therewith, the Company must give the participating Holders and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the Commission, each amendment thereof or supplement thereto and any related underwriting agreement or other document to be filed, and give each of the aforementioned Persons such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders, underwriters, counsel or accountants, to conduct a reasonable investigation within the meaning of the Securities Act.

         4.13. Requests by Selling Holders. If requested by a Selling Holder, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as a Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Shares, including, without limitation, information with respect to the number of Registrable Shares being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Shares to be sold in such other

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offering provided that such information is required to be included in the
Registration Statement by the Securities Act; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by a Selling Holder of such Registrable Shares.

         4.14. Stop Orders. The Company shall use its Best Efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Shares for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Selling Holder of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

         4.15. Certificates. The Company shall reasonably cooperate with the Selling Holders and, to the extent applicable, facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Selling Holders may reasonably request and registered in such names as the Selling Holders may request.

         4.16. Notice of Effectiveness. Within two business days after a Registration Statement that includes the Registrable Shares is declared effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Shares (with copies to the Selling Holders) written confirmation that such Registration Statement has been declared effective by the Commission.

         4.17. Governmental Approvals. The Company shall use its Best Efforts to cause the Registrable Shares covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Shares.

5. CERTAIN OTHER PROVISIONS.

         5.1. Additional Procedures. Selling Holders will take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their shares in such Public Offering, including, without limitation, being parties to the underwriting agreement entered into by the Company and any other Selling Holders in connection therewith; provided, however, that the aggregate amount of any liability of any Selling Holder pursuant to such underwriting or other agreement will not exceed such Selling Holder's net proceeds from such offering. In addition, each Selling Holder will furnish to the Company such information regarding such Selling Holder and the distribution proposed by such Selling Holder as the Company may reasonably request in writing and as will be required in connection with any registration, qualification or compliance referred to in Section 4.

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         5.2. Underwriter's Cutback. Notwithstanding any other provision of this
Agreement, if the managing underwriter determines that the inclusion of all shares requested to be registered in an underwritten offering would adversely affect the offering, the Company may limit the number of Registrable Shares to be included in the Registration Statement for such offering. If the registration has been requested by the Holders pursuant to Section 2 hereof, the number of shares that are entitled to be included in the registration and underwriting will be reduced in the following manner: (a) first, shares of Company equity securities, other than Registrable Shares, requested to be included in such registration by shareholders will be excluded, (b) second, shares of Company equity securities that the Company desires to include in such registration will be excluded and (c) third, Registrable Shares requested to be included in such registration by the Holders will be excluded. If the registration has been initiated other than pursuant to Section 2 hereof, the number of shares that are entitled to be included in the Registration Statement for such offering will be reduced in the following manner: (x) first, shares of Company equity securities, other than Registrable Shares, requested to be included in such registration by shareholders will be excluded, (y) second, Registrable Shares requested to be included in such registration by Holders will be excluded and (z) third, shares of Company equity securities that the Company desires to include in such registration will be excluded. To the extent that the underwriters do not deem it necessary to exclude all of the shares requested to be registered by any category of shareholders contemplated above, the number of shares that may be included in the registration will be allocated to the members of such category requesting registration in proportion, as nearly as practicable, to the respective number of shares of Class A Common Stock (assuming conversion of any convertible securities held by such shareholders) that they held at the time the Company gives the notice specified in Section 2 or 3.

         5.3. Registration Expenses. The Company hereby agrees to pay all Registration Expenses in connection with all registrations effected pursuant to this Agreement. The Company, however, shall not be required to pay for any expenses of a registration requested pursuant to Sections 2.1 or 2.2 hereof if the registration request is withdrawn at any time at the request of Holders of a majority of the Registrable Shares to be included in such registration (in which case all Holders requesting such withdrawal shall bear such expenses). However, if the requesting Holders have learned of information (other than information known to them at the time they made their request) that, in the good faith judgment of the requesting Holders, is reasonably likely to have a material adverse effect on the business or prospects of the Company, then the Holders shall not be required to pay any of such expenses in the case of a registration requested pursuant to Section 2.1 or 2.2.

         5.4. Termination of Status as Registrable Shares. Registrable Shares will cease to be Registrable Shares and cease to have the rights accorded to such shares under this Agreement upon the earliest to occur of the following events: (x) such shares shall have been sold pursuant to an effective Registration Statement under the Securities Act or (y) such shares shall have been sold pursuant to a transaction under Rule 144.

         5.5. Limitations on Subsequent Registration Rights. The Company will not, without the prior written consent of Holders of at least a majority of the Registrable Shares, enter into any agreements with any holder or prospective holder of Company securities that grant such holder or prospective holder rights to include securities of the Company in any Registration Statement, unless such rights are subordinated to the rights granted to the Holders under this

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Agreement, including, without limitation, by providing that (a) the holders of such subordinated rights may not request a registration until at least 180 days after the date on which the Holders can request a registration pursuant to
Section 2.1 and 2.2 and (b) the holders of such subordinated rights shall have the number of shares of their Company securities requested to be included in a Registration Statement reduced pursuant to any underwriters' cut-back provision before the Holders suffer any reduction in the number of Registrable Shares that they are permitted to include in such registration .

6. INDEMNIFICATION.

         6.1. Company Indemnification. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, then to the extent permitted by law, the Company will indemnify and hold harmless each Selling Holder, its partners, directors and officers and each other Person, if any, who controls such Selling Holder within the meaning of the Securities Act or the Exchange Act (each such Person being a "Covered Person") against any losses, claims, damages or liabilities, joint or several, to which such Covered Person may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(a) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement or (b) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Covered Person for any legal or any other expenses reasonably incurred by such Covered Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any Covered Person in any such case (x) to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Covered Person specifically for use in the preparation thereof or (y) in the case of a sale directly by a Selling Holder (including a sale of such Registrable Shares through any underwriter retained by such Selling Holder engaging in a distribution solely on behalf of such Selling Holder), such untrue statement or omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Selling Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Shares to the person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act.

         6.2. Seller Indemnification. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, then to the extent permitted by law, each Selling Holder will indemnify and hold harmless the Company, each of its directors and officers and each Person (other than such Selling Holder), if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities to which the Company, such directors and officers, or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement or (b) the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Selling Holder, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Selling Holder hereunder will be limited to an amount equal to the net proceeds to such Selling Holder (after deducting all underwriter's discounts and commissions and all other expenses paid by such Holder in connection with the registration in question) from the disposition of Registrable Shares pursuant to such registration.

         6.3. Notice of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim of the type referred to in the foregoing provisions of this Section 6, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give written notice to each such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give such notice will not relieve such indemnifying party of its obligations under this Section 6, except to the extent that such indemnifying party is materially prejudiced by such failure. In case any such action is brought against an indemnified party, each indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and (subject to the following sentence) after notice from an indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. The indemnified party may participate in such defense at such party's expense; provided, however, that the indemnifying party will pay such expense if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between the indemnified party and any other party represented by such counsel in such proceeding; provided, further, that in no event will the indemnifying party be required to pay the expenses of more than one law firm as counsel for all indemnified parties pursuant to this sentence. If, within 30 days after receipt of the notice, such indemnifying party has not elected to assume the defense of the action, such indemnifying party will be responsible for any legal or other expenses reasonably incurred by such indemnified party in connection with the defense of the action, suit, investigation, inquiry or proceeding. An indemnifying party may, in the defense of any such claim or litigation, consent to the entry of a judgment or enter into a settlement without the consent of the indemnified party only if such judgment or settlement contains a general release of the indemnified party in respect of such claims or litigation.

         6.4. Contribution. If the indemnification provided for in Sections 6.1 or 6.2 hereof is unavailable to a party that would have been an indemnified party under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder will, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to in this
Section 6.4 will include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7. MISCELLANEOUS.

         7.1. Reports under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration and with a view to making it possible for Holders to register the Registrable Shares pursuant to a registration statement on Form S-3, the Company agrees from the date hereof to use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, so long as the Company remains subject to such requirements and the filing of such reports and other documents are required for the applicable provisions of Rule 144 to apply;

                  (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act and take such other actions as will permit Holders to use Form S-3 for the resale of their Registrable Shares; and .

                  (d) furnish to any Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to such form.

         7.2. Transfer of Rights. The rights to cause the Company to register Registrable Shares pursuant to Sections 2 and 3 may be assigned by any Holder to a Permitted Transferee (as defined below), and by such Permitted Transferee to a subsequent Permitted Transferee, but only if such rights are transferred (a) to an affiliate or partner of such Holder or Permitted Transferee or a trustee or an account managed or advised by a manager or adviser of such Holder or Permitted Transferee or (b) in connection with the sale or other transfer of not less than an aggregate of 100,000 Registrable Shares or some lesser number, if such lesser number represents all the Registrable Shares then held by such Holder. Any transferee to whom rights under this Agreement are transferred will
(x) as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if such transferee were a Holder under this Agreement and (y) be deemed to be a Holder hereunder. Any Person to whom rights under this Agreement are transferred in accordance with this Section 7.2 shall be a "Permitted Transferee."

         7.3. Governing Law. This Agreement, the rights of the parties and all claims, actions, causes of action, suits, litigation, controversies, hearings, charges, complaints or proceedings arising in whole or in part under or in connection herewith, will be governed by and construed in accordance with the domestic substantive laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

         7.4. Entire Agreement; Amendment and Waiver. This Agreement, together with any documents, instruments and certificates explicitly referred to herein, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, with respect thereto. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and a Majority in Interest of the Registrable Shares; provided, however, that any such amendment or waiver treats all holders the same (without regard to any differences in effect that such amendment or waiver may have on the Holders due to the differing amounts of Registrable Shares held by such Holders). Any such amendment, termination or waiver will be binding on all Holders.

         7.5. Notices. All notices, requests, demands, claims and other communications required or permitted to be delivered, given or otherwise provided under this Agreement must be in writing and must be delivered, given or otherwise provided:

                  (a) by hand (in which case, it will be effective upon delivery);

                  (b) by facsimile (in which case, it will be effective upon receipt of confirmation of good transmission); or

                  (c) by overnight delivery by a nationally recognized courier service (in which case, it will be effective on the Business Day after being deposited with such courier service;

in each case, to the address (or facsimile number) listed below:

If to the Company, to it at:

                  10700 Richmond Avenue, Suite 300
                  Houston, TX  77042
                  Facsimile number:  (713) 722-0921
                  Attention:  Keith LeBlanc

with a copy to:

                  Strasburger & Price, LLP
                  1401 McKinney, Suite 2200
                  Houston, Texas 77010.4035
                  Facsimile number:  (713) 951-5660
                  Attention:  Ivan Wood Jr., Esq.

If to the Investors, to them at the addresses set forth on Schedule II hereto with a copy to:

                  Ropes & Gray, LLP
                  One International Place
                  Boston, Massachusetts  02110
                  Telephone number:  (617) 951-7000
                  Facsimile number:  (617) 951-7050
                  Attention:  Winthrop G. Minot, Esq.

Each of the parties to this Agreement may specify a different address or facsimile number by giving notice in accordance with this Section 7.5 to each of the other parties hereto.

         7.6. Binding Effect; Assignment. This Agreement will be binding upon and inure to the benefit of the personal representatives, successors and assigns of the respective parties hereto.

         7.7. Severability. If any provision of this Agreement is found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision will, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, will be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

         7.8. Headings. The headings contained in this Agreement are for convenience purposes only and will not in any way affect the meaning or interpretation hereof.

         7.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                          Orion HealthCorp, Inc.
                                                   Registration Rights Agreement

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                          ORION HEALTHCORP, INC.

                                          By: /s/ Keith LeBlanc
                                              ----------------------------------
                                              Name: Keith LeBlanc
                                              Title: President

                                                          Orion HealthCorp, Inc.
                                                   Registration Rights Agreement

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                          BRANTLEY PARTNERS IV, L.P.

                                          By: Brantley Venture Management IV,
                                              L.P., its general partner

                                          By: /s/ Paul H. Cascio
                                              ----------------------------------
                                              Name: Paul H. Cascio
                                              Title: Authorized Signatory

                                                          Orion HealthCorp, Inc.
                                                   Registration Rights Agreement

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                          CROSSROADS CORNERSTONE
                                          DIRECT/CO-INVEStMENT FUND V, L.P.

                                          By: Crossroads Corporate Investors,
                                          L.P., general partner

                                          By: /s/ Brad K. Heppner
                                              ----------------------------------
                                              Brad K. Heppner
                                              Chief Executive Officer

                                          CROSSROADS 1999 SERIES DIRECT/CO-
                                          INVESTMENT PORTFOLIO A, L.P.

                                          By: Crossroads Corporate Investors
                                          II, L.P., general partner

                                          By: /s/ Brad K. Heppner
                                              ---------------------------------
                                              Brad K. Heppner
                                              Chief Executive Officer

                                                          Orion HealthCorp, Inc.
                                                   Registration Rights Agreement

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                          BRANTLEY CAPITAL CORPORATION

                                          By: /s/ Paul H. Cascio
                                              ----------------------------------
                                              Name: Paul H. Cascio
                                              Title: Vice President

                                                          Orion HealthCorp, Inc.
                                                   Registration Rights Agreement

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                          JEFFREY J. PENSO

                                           /s/ Jeffrey J. Penso
                                          --------------------------------------
                                          Jeffrey J. Penso

                                                          Orion HealthCorp, Inc.
                                                   Registration Rights Agreement

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                          MBM COMMUNITY, LLC

                                          By: /s/ Michael A. Mineo
                                              ----------------------------------
                                              Name: Michael A. Mineo
                                              Title: Authorized Signatory

                                                          Orion HealthCorp, Inc.
                                                   Registration Rights Agreement

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                          STRANCOINVESTMENTS, LTD.

                                          By: /s/ Ghazwa Yousif
                                              ----------------------------------
                                              Name: Ghazwa Yousif
                                              Title: Director

                                                          Orion HealthCorp, Inc.
                                                   Registration Rights Agreement

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                          ROBERT AND MARGEE HELMS FAMILY
                                          PARTNERSHIP, LTD.

                                          By: /s/ Robert N. Helms, Jr
                                              ----------------------------------
                                              Name: Robert N. Helms, Jr.
                                              Title: Managing Partner

                                                          Orion HealthCorp, Inc.
                                                   Registration Rights Agreement

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                          LAUREN WEINER

                                           /s/ Lauren Weiner
                                          --------------------------------------
                                          Lauren Weiner

                                                          Orion HealthCorp, Inc.
                                                   Registration Rights Agreement

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                          MICHAEL RUNYON

                                           /s/ Michael Runyon
                                          --------------------------------------
                                          Michael Runyon

                                                          Orion HealthCorp, Inc.
                                                   Registration Rights Agreement

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                                          SPARROW FUND, LP

                                          By: /s/ Michael Runyon
                                              ----------------------------------
                                              Name: Michael Runyon
                                              Title: General Partner

                                                          Orion HealthCorp, Inc.
                                                   Registration Rights Agreement

                                                                      SCHEDULE I

                                    INVESTORS

Brantley Partners IV, L.P.
Brantley Capital Corporation
Crossroads Cornerstone Direct/Co-investment Fund V, L.P.
Crossroads 1999 Series Direct/Co-investment Portfolio A, L.P.
Robert and Margee Helms Family Partnership, Ltd.
Jeffrey J. Penso
Michael Runyon
StrancoInvestments, ltd.
MBM Community, LLC
Lauren Weiner
Sparrow Fund, LP